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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): SEPTEMBER 4, 2000


                              CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


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
        CALIFORNIA                          0-18225                  77-0059951
(State of other jurisdiction              (Commission              (IRS Employer
     of incorporation)                    File Number)            Identification
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
170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip code)
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Registrant's telephone number, including area code: (408) 526-4000
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ITEM 5.  OTHER EVENTS

     On September 4, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of IPmobile, Inc., of Richardson, Texas. A copy of the press release issued by the Registrant on September 4, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1, and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CISCO SYSTEMS, INC.

Dated: September 4, 2000               By: /s/ LARRY R. CARTER
                                          --------------------------------------
                                          Larry R. Carter, Senior Vice President
                                          Finance and Administration,
                                          Chief Financial Officer, Director
                                          and Secretary
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                                 EXHIBIT INDEX


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
Exhibit
Number                           Description of Document
-------                          -----------------------
 20.1 Press Release of Registrant, dated September 4, 2000, announcing the completion of the acquisition by Registrant of IPmobile, Inc.
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